UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-03595

Name of Fund:  Merrill Lynch Healthcare Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Healthcare Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/06

Date of reporting period: 05/01/05 - 04/30/06

Item 1 -   Report to Stockholders


Annual Report
April 30, 2006


Merrill Lynch
Healthcare Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Healthcare Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch Healthcare Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors is expected to become the Fund's investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.



Portfolio Information as of April 30, 2006



                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Sanofi-Aventis                                     5.3%
Wyeth                                              5.2
Novartis AG Registered Shares                      5.0
Caremark Rx, Inc.                                  5.0
Abbott Laboratories                                4.8
Cerner Corp.                                       4.1
Astellas Pharma, Inc.                              4.1
SonoSite, Inc.                                     3.6
Boston Scientific Corp.                            3.6
Roche Holding AG                                   3.5



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

United States                                     62.4%
Switzerland                                        7.4
France                                             5.2
Japan                                              4.3
United Kingdom                                     1.5
Germany                                            1.5
Denmark                                            1.4
India                                              1.1
Sweden                                             0.9
Finland                                            0.5
Netherlands                                        0.3
Israel                                             0.3
Austria                                            0.2
Other*                                            13.0

 * Includes portfolio holdings in short-term investments.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed the broader equity market and its composite benchmark for the fiscal year as we remained focused on our long-term strategy of balancing the upside potential of growth-oriented subsectors with the downside support offered by more defensive healthcare areas.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended April 30, 2006, Merrill Lynch Healthcare Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +18.61%, +17.64%, +17.50%, +18.70% and +18.25%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) The Fund outpaced the broader stock market, as represented by the Standard & Poor's (S&P) 500 Index, and its composite benchmark, which comprises four Morgan Stanley Capital International (MSCI) industries.* The S&P 500 Index returned +15.42% for the 12-month period while the composite benchmark returned +14.09%. The Fund also outperformed the Lipper Health/Biotechnology Funds category, which posted an average return of +12.37%for the year ended April 30, 2006. (Funds in this Lipper group focus their investment on companies engaged in healthcare and biotechnology.)

The past 12 months were marked by continued stable economic growth in the United States. Inflation was contained, helped by the Federal Reserve Board's series of interest rate hikes and by increased global trade. In particular, China and India, two markets with low labor costs, helped to offset the higher interest rates, soaring oil prices and lofty industrial commodity prices that prevailed during the 12-month period. This led investor interest to shift toward cyclical companies, and the health care sector underperformed virtually all industry groups as the year progressed. The biotechnology and HMO sub-groups were strong performers from May through December 2005, until HMOs pulled back in early 2006. All health care sub-groups underperformed the broad market during the first four months of 2006.


  * The Fund's composite benchmark comprises the following four
    MSCI industries: health care equipment and supplies (15%), health care providers and services (25%), biotechnology (25%) and pharmaceuticals (35%).


Within the pharmaceutical industry, companies continued to be pressured by fiscally hard-pressed governments throughout the world. At the same time, generic price competition has been increasingly severe as patents have expired. Meanwhile, the number of internally developed new products with potential for higher prices has continued to be meager. This combination of factors has led to margin pressure, and valuations of drug companies have been modest as a consequence. During the past year, however, drug companies started to meaningfully bolster their new product pipelines by entering into license deals with biotechnology companies. We believe a pharmaceutical industry recovery should come into sight in 2006, as many new drugs appear to be in an early phase of development. After 2007, the presently heavy load of pharmaceutical patent expirations should abate. For these reasons, we view the intermediate-term outlook for pharmaceuticals as brightening.

The Fund performed quite well against this backdrop. For the most part, we attribute the portfolio's outperformance of its benchmarks to favorable allocation decisions - that is, being weighted in the appropriate subgroups of the health care sector. The strongest performance came from biotechnology and HMOs, the two areas where we had maintained the greatest weightings during the fiscal year.


What changes were made to the portfolio during the period?

We maintained our "barbell" approach, which seeks to balance upside potential and downside support within the health care sector. However, based on our relatively optimistic outlook for pharmaceuticals, we shifted our focus on the defensive side of the barbell from HMOs toward pharmaceuticals in early 2006. As described earlier, we find that early signs of recovery and reasonable valuations provide defensive support for selective prescription drug companies. At the same time, we continue to emphasize biotechnology companies for their upside potential based on robust new product discovery. For example, Celgene Corp.'s Revlimid and Genentech, Inc.'s Avastin are two promising new cancer treatments now being rapidly accepted by physicians throughout the world.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



In all, the portfolio's total number of holdings was increased from 58 one year ago to 78 at period-end. New positions added to the portfolio during this past year include Hologic, Inc., a company with a digital mammography screen that provides much greater accuracy than present imaging systems, and Elekta AB, a Swedish company that developed the gamma knife, a non-invasive means to excise brain tumors. The Fund's foreign holdings rose from 15.4% of net assets to 28.1% during the year. This largely reflected the addition of European, Japanese and Indian pharmaceutical companies and the lightening of our position in U.S.-based HMOs.


How would you characterize the portfolio's position at the close of the period?

At the close of the fiscal year, the Fund was defensively positioned. We continue to pursue a growth-oriented investment style while remaining sensitive to stock valuations. We seek risk reduction through diversification among various health care sub-groups with different performance characteristics. The portfolio also ended the period with a greater weighting in dividend-paying stocks and a larger total number of holdings.


Jordan C. Schreiber
Vice President and Portfolio Manager


May 11, 2006



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                    6-Month           12-Month               10-Year
As of April 30, 2006                              Total Return      Total Return           Total Return
ML Healthcare Fund, Inc.--Class A Shares*            +4.28%            +18.61%               +218.87%
ML Healthcare Fund, Inc.--Class B Shares*            +4.01             +17.64                +200.19
ML Healthcare Fund, Inc.--Class C Shares*            +3.88             +17.50                +194.27
ML Healthcare Fund, Inc.--Class I Shares*            +4.37             +18.70                +227.02
ML Healthcare Fund, Inc.--Class R Shares*            +4.17             +18.25                +213.21
S&P 500 (R) Index**                                  +9.64             +15.42                +135.44

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

   S&P 500 is a registered trademark of the McGraw-Hill companies.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



PERFORMANCE DATA (CONCLUDED)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Healthcare Fund, Inc.++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:

ML Healthcare Fund, Inc.++
Class A Shares*

Date                                             Value

April 1996                                     $ 9,475.00
April 1997                                     $10,244.00
April 1998                                     $14,746.00
April 1999                                     $16,469.00
April 2000                                     $21,036.00
April 2001                                     $24,025.00
April 2002                                     $24,692.00
April 2003                                     $20,649.00
April 2004                                     $25,287.00
April 2005                                     $25,473.00
April 2006                                     $30,213.00


ML Healthcare Fund, Inc.++
Class B Shares*

Date                                             Value

April 1996                                     $10,000.00
April 1997                                     $10,744.00
April 1998                                     $15,322.00
April 1999                                     $16,975.00
April 2000                                     $21,556.00
April 2001                                     $24,420.00
April 2002                                     $24,871.00
April 2003                                     $20,667.00
April 2004                                     $25,124.00
April 2005                                     $25,310.00
April 2006                                     $30,019.00


ML Healthcare Fund, Inc.++
Class C Shares*

Date                                             Value

April 1996                                     $10,000.00
April 1997                                     $10,728.00
April 1998                                     $15,305.00
April 1999                                     $16,961.00
April 2000                                     $21,490.00
April 2001                                     $24,364.00
April 2002                                     $24,814.00
April 2003                                     $20,569.00
April 2004                                     $25,067.00
April 2005                                     $25,045.00
April 2006                                     $29,427.00


ML Healthcare Fund, Inc.++
Class I Shares*

Date                                             Value

April 1996                                     $10,000.00
April 1997                                     $10,855.00
April 1998                                     $15,637.00
April 1999                                     $17,515.00
April 2000                                     $22,429.00
April 2001                                     $25,698.00
April 2002                                     $26,445.00
April 2003                                     $22,196.00
April 2004                                     $27,279.00
April 2005                                     $27,550.00
April 2006                                     $32,702.00


ML Healthcare Fund, Inc.++
Class R Shares*

Date                                             Value

April 1996                                     $10,000.00
April 1997                                     $10,801.00
April 1998                                     $15,483.00
April 1999                                     $17,256.00
April 2000                                     $21,987.00
April 2001                                     $25,068.00
April 2002                                     $25,669.00
April 2003                                     $21,465.00
April 2004                                     $26,346.00
April 2005                                     $26,488.00
April 2006                                     $31,321.00


Standard & Poor's 500 Index++++

Date                                             Value

April 1996                                     $10,000.00
April 1997                                     $12,513.00
April 1998                                     $17,652.00
April 1999                                     $21,504.00
April 2000                                     $23,682.00
April 2001                                     $20,610.00
April 2002                                     $18,008.00
April 2003                                     $15,612.00
April 2004                                     $19,183.00
April 2005                                     $20,399.00
April 2006                                     $23,544.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.

++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.




Average Annual Total Return


                                     Return Without     Return With
                                      Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 4/30/06                   +18.61%           +12.38%
Five Years Ended 4/30/06                 + 4.69            + 3.57
Ten Years Ended 4/30/06                  +12.30            +11.69



                                         Return            Return
                                      Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 4/30/06                   +17.64%           +13.64%
Five Years Ended 4/30/06                 + 3.87            + 3.54
Ten Years Ended 4/30/06                  +11.62            +11.62



                                         Return            Return
                                      Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 4/30/06                   +17.50%           +16.50%
Five Years Ended 4/30/06                 + 3.85            + 3.85
Ten Years Ended 4/30/06                  +11.40            +11.40



Class I Shares                                             Return

One Year Ended 4/30/06                                     +18.70%
Five Years Ended 4/30/06                                   + 4.94
Ten Years Ended 4/30/06                                    +12.58



Class R Shares                                             Return

One Year Ended 4/30/06                                    +18.25%
Five Years Ended 4/30/06                                  + 4.56
Ten Years Ended 4/30/06                                   +12.09


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2005 and held through April 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning           Ending       During the Period*
                                                            Account Value     Account Value     November 1, 2005
                                                             November 1,        April 30,         to April 30,
                                                                 2005              2006               2006
Actual

Class A                                                         $1,000          $1,042.80            $ 7.76
Class B                                                         $1,000          $1,040.10            $11.61
Class C                                                         $1,000          $1,038.80            $11.65
Class I                                                         $1,000          $1,043.70            $ 6.51
Class R                                                         $1,000          $1,041.70            $ 9.06

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000          $1,016.90            $ 7.67
Class B                                                         $1,000          $1,013.12            $11.45
Class C                                                         $1,000          $1,013.07            $11.50
Class I                                                         $1,000          $1,018.12            $ 6.43
Class R                                                         $1,000          $1,015.62            $ 8.95

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.55% for Class A, 2.32% for Class B, 2.33% for Class C, 1.30% for Class I and 1.81% for Class R),
   multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                        Shares
         Industry     Common Stocks                       Held         Value

Middle East

Israel--0.3%

         Medical Devices--0.3%

         Given Imaging Ltd. (c)(e)                      80,000    $   1,875,200

         Total Common Stocks in the
         Middle East--0.3%                                            1,875,200


North America

United States--71.2%

         Biotechnology Discovery Tools
         & Platform Technologies--3.4%

         Covance, Inc. (c)(e)                          180,000       10,503,000
         Exelixis, Inc. (c)                            380,000        4,088,800
         Lexicon Genetics, Inc. (c)                    175,957          923,774
         Medarex, Inc. (c)                             199,000        2,389,990
                                                                  -------------
                                                                     17,905,564

         Biotechnology Products--11.5%

         Altus Pharmaceuticals, Inc. (c)                67,320        1,470,269
         Amgen, Inc. (c)                               100,000        6,770,000
         Arena Pharmaceuticals, Inc. (c)               134,000        1,897,440
         Atherogenics Inc. (c)                          14,457          204,566
         BioCryst Pharmaceuticals, Inc. (c)(e)         503,599        7,830,964
         Biogen Idec, Inc. (c)                          72,600        3,256,110
         Cell Genesys, Inc. (c)(e)                      50,000          340,000
         Coley Pharmaceutical Group, Inc. (c)(e)       138,000        2,206,620
         Genentech, Inc. (c)(e)                        165,000       13,152,150
         Genzyme Corp. (c)                             111,000        6,788,760
         Neurometrix, Inc. (c)                          35,143        1,325,594
         Onyx Pharmaceuticals, Inc. (c)(e)             100,000        2,335,000
         PDL BioPharma, Inc. (c)                        16,000          460,480
         Progenics Pharmaceuticals, Inc. (c)           120,000        2,812,800
         Seattle Genetics, Inc. (c)                    400,000        1,964,000
         Vertex Pharmaceuticals, Inc. (c)(e)           206,000        7,492,220
                                                                  -------------
                                                                     60,306,973

         Health Care Information
         & Technology--10.0%

         Cerner Corp. (c)(e)                           552,000       21,886,800
         Emageon, Inc. (c)                             196,000        3,479,000
         Emdeon Corp. (c)                            1,400,000       15,974,000
         Matria Healthcare, Inc. (c)                   120,000        3,682,800
         Nighthawk Radiology Holdings, Inc. (c)         31,826          771,144
         WebMD Health Corp. Class A (c)(e)             159,700        6,950,144
                                                                  -------------
                                                                     52,743,888

         Managed Health Care--
         Medicare/Medicaid--0.3%

         WellCare Health Plans, Inc. (c)                40,000        1,675,200

         Managed Health Care--
         Multi-line--4.4%

         UnitedHealth Group, Inc.                      200,000        9,948,000
         WellPoint, Inc. (c)                           185,000       13,135,000
                                                                  -------------
                                                                     23,083,000



                                                        Shares
         Industry     Common Stocks                       Held         Value

North America (concluded)

United States (concluded)

         Managed Health
         Care--Regional--1.1%

         Humana, Inc. (c)                              132,000    $   5,963,760

         Medical Devices--15.6%

         Boston Scientific Corp. (c)                   819,000       19,033,560
         Conor Medsystems, Inc. (c)                    160,000        4,320,000
         DexCom, Inc. (c)(e)                           154,200        3,879,672
         ev3, Inc. (c)                                 154,000        2,416,260
         Gen-Probe, Inc. (c)                            80,000        4,277,600
         HemoSense, Inc. (c)                           266,800        1,667,500
         Hologic, Inc. (c)                             372,000       17,733,240
         Intuitive Surgical, Inc. (c)                    8,000        1,016,000
         Medtronic, Inc.                                42,000        2,105,040
         Somanetics Corp. (c)                           50,500          828,705
         SonoSite, Inc. (c)(e)                         505,700       19,090,175
         St. Jude Medical, Inc. (c)                     54,000        2,131,920
         Stereotaxis, Inc. (c)                          49,806          589,703
         Thoratec Corp. (c)                             64,000        1,152,640
         Zimmer Holdings, Inc. (c)                      30,000        1,887,000
                                                                  -------------
                                                                     82,129,015

         Pharmaceutical--
         Diversified--4.8%

         Abbott Laboratories                           594,000       25,387,560

         Pharmaceutical--
         Prescription--7.1%

         Bristol-Myers Squibb Co.                       60,000        1,522,800
         Forest Laboratories, Inc. (c)                 133,000        5,370,540
         Pfizer, Inc.                                  105,000        2,659,650
         Schering-Plough Corp.                          30,000          579,600
         Wyeth                                         564,000       27,449,880
                                                                  -------------
                                                                     37,582,470

         Pharmaceutical--
         Specialty--6.5%

         Avalon Pharmaceuticals, Inc. (c)               58,800          268,128
         Celgene Corp. (c)(e)                          394,000       16,611,040
         Dov Pharmaceutical, Inc. (c)(e)               228,100        1,856,734
         Hana Biosciences, Inc. (c)(e)                 100,000        1,181,000
         Nektar Therapeutics (c)                       200,000        4,302,000
         Renovis, Inc. (c)(e)                          514,610        9,077,720
         Sirna Therapeutics, Inc. (c)(e)               150,000        1,134,000
                                                                  -------------
                                                                     34,430,622

         Pharmacy Benefit Managers--6.5%

         Caremark Rx, Inc.                             575,000       26,191,250
         Medco Health Solutions, Inc. (c)              155,000        8,250,650
                                                                  -------------
                                                                     34,441,900

         Total Common Stocks in
         North America--71.2%                                       375,649,952



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Shares
         Industry     Common Stocks                       Held         Value

Pacific Basin/Asia

India--1.3%

         Pharmaceutical--Generic--1.3%

         Sun Pharmaceuticals Industries Ltd.           355,000    $   6,891,339

         Total Common Stocks in India                                 6,891,339


Japan--5.0%

         Pharmaceutical--
         Prescription--5.0%

         Astellas Pharma, Inc.                         524,000       21,795,096
         Chugai Pharmaceutical Co., Ltd.               200,000        4,316,988

         Total Common Stocks in Japan                                26,112,084

         Total Common Stocks in the
         Pacific Basin/Asia--6.3%                                    33,003,423


Western Europe

Austria--0.2%

         Biotechnology Products--0.2%

         Intercell AG (c)                               80,756        1,322,418

         Total Common Stocks in Austria                               1,322,418


Denmark--1.6%

         Biotechnology Products--1.6%

         Genmab A/S (c)                                235,000        8,313,422

         Total Common Stocks in Denmark                               8,313,422


Finland--0.5%

         Pharmaceutical--
         Diversified--0.5%

         Orion OYJ Class B                             114,100        2,703,492

         Total Common Stocks in Finland                               2,703,492


France--6.0%

         Pharmaceutical--
         Prescription--5.3%

         Sanofi-Aventis                                298,000       28,059,380

         Pharmaceutical--
         Specialty--0.7%

         Flamel Technologies SA (a)(c)                 174,500        3,524,900

         Total Common Stocks in France                               31,584,280


Germany--1.7%

         Medical--1.7%

         Schwarz Pharma AG                             100,000        8,849,056

         Total Common Stocks in Germany                               8,849,056


Netherlands--0.4%

         Biotechnology Products--0.1%

         Pharming Group NV (c)                         100,000          464,812

         Medical Devices--0.3%

         Orthofix International NV (c)                  36,504        1,481,697

         Total Common Stocks in the
         Netherlands                                                  1,946,509



                                                        Shares
         Industry     Common Stocks                       Held         Value

Western Europe (concluded)

Sweden--1.0%

         Medical Devices--1.0%
         Elekta AB                                     320,000    $   5,264,156

         Total Common Stocks in Sweden                                5,264,156


Switzerland--8.4%

         Pharmaceutical--
         Prescription--8.4%

         Novartis AG Registered Shares                 459,000       26,257,568
         Roche Holding AG                              120,000       18,399,196

         Total Common Stocks in Switzerland                          44,656,764


United Kingdom--1.7%

         Pharmaceutical--
         Prescription--0.8%

         GlaxoSmithKline Plc                           146,625        4,146,948

         Pharmaceutical--
         Specialty--0.9%

         Ark Therapeutics Group Plc (c)              2,400,000        3,969,754
         Skyepharma Plc (c)                          1,000,000          745,238
                                                                  -------------
                                                                      4,714,992

         Total Common Stocks in the
         United Kingdom                                               8,861,940

         Total Common Stocks in
         Western Europe--21.5%                                      113,502,037

         Total Common Stocks
         (Cost--$424,661,836)--99.3%                                524,030,612



               Rights (c)

Western Europe

United Kingdom--0.0%

         Pharmaceutical--Specialty--0.0%

         Ark Therapeutics Group Plc (f)                600,000           65,436

         Total Rights (Cost--$0)--0.0%                                   65,436



                                                    Beneficial
         Short-Term Securities                        Interest

         Merrill Lynch Liquidity Series, LLC
            Cash Sweep Series I, 4.75% (b)(g)      $13,895,619       13,895,619
         Merrill Lynch Liquidity Series, LLC
            Money Market Series,
            4.89% (b)(d)(g)                         64,293,650       64,293,650

         Total Short-Term Securities
         (Cost--$78,189,269)--14.8%                                  78,189,269

Total Investments (Cost--$502,851,105*)--114.1%                     602,285,317
Liabilities in Excess of Other Assets--(14.1%)                     (74,643,118)
                                                                  -------------
Net Assets--100.0%                                                $ 527,642,199
                                                                  =============



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     504,240,727
                                                  =================
    Gross unrealized appreciation                 $     107,687,036
    Gross unrealized depreciation                       (9,642,446)
                                                  -----------------
    Net unrealized appreciation                   $      98,044,590
                                                  =================


(a) Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity         Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                   $   1,870,226     $791,918
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                   $(20,463,700)     $296,167


(c) Non-income producing security.

(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) The rights may be exercised until 5/22/2006.

(g) Represents the current yield as of 4/30/2006.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Forward foreign exchange contracts as of April 30, 2006 were as follows:


                                                              Unrealized
                                        Settlement           Appreciation
    Foreign Currency Purchased             Date             (Depreciation)

    EUR        2,156,952                 May 2006            $     5,834
    GBP        2,188,348                 May 2006                 31,699
    JPY    1,646,064,587                 May 2006               (40,440)
                                                             -----------
    Total Unrealized Depreciation on
    Forward Foreign Exchange Contracts--Net
    (USD Commitment--$21,135,661)                            $   (2,907)
                                                             ===========


  o Currency Abbreviations:
        EUR    Euro
        GBP    British Pound
        JPY    Japanese Yen
        USD    U.S. Dollar

    See Notes to Financial Statements.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


Statement of Assets and Liabilities

As of April 30, 2006
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $62,463,748) (identified cost--$424,661,836)                                                     $   524,096,048
       Investments in affiliated securities, at value (identified cost--$78,189,269)                                   78,189,269
       Unrealized appreciation on forward foreign exchange contracts                                                       37,533
       Foreign cash (cost--$24,122)                                                                                        24,639
       Receivables:
           Securities sold                                                                     $    21,008,478
           Dividends                                                                                   420,006
           Capital shares sold                                                                         326,233
           Securities lending                                                                           18,742         21,773,459
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   28,791
                                                                                                                  ---------------
       Total assets                                                                                                   624,149,739
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       64,293,650
       Deferred foreign capital gain tax                                                                                   80,563
       Unrealized depreciation on forward foreign exchange contracts                                                       40,440
       Bank overdraft                                                                                                       1,354
       Payables:
           Securities purchased                                                                     29,574,518
           Capital shares redeemed                                                                   1,533,319
           Investment adviser                                                                          414,177
           Other affiliates                                                                            242,268
           Distributor                                                                                 186,216         31,950,498
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             141,035
                                                                                                                  ---------------
       Total liabilities                                                                                               96,507,540
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   527,642,199
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $     2,580,759
       Class B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                    2,142,110
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    1,738,714
       Class I Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                    2,182,231
       Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                       97,000
       Paid-in capital in excess of par                                                                               356,136,627
       Undistributed investment income--net                                                    $         2,907
       Undistributed realized capital gains--net                                                    63,447,813
       Unrealized appreciation--net                                                                 99,314,038
                                                                                               ---------------
       Total accumulated earnings--net                                                                                162,764,758
                                                                                                                  ---------------
       Net Assets                                                                                                 $   527,642,199
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $172,584,634 and 25,807,594 shares outstanding                             $          6.69
                                                                                                                  ===============
       Class B--Based on net assets of $105,502,664 and 21,421,103 shares outstanding                             $          4.93
                                                                                                                  ===============
       Class C--Based on net assets of $85,553,300 and 17,387,142 shares outstanding                              $          4.92
                                                                                                                  ===============
       Class I--Based on net assets of $159,116,103 and 21,822,313 shares outstanding                             $          7.29
                                                                                                                  ===============
       Class R--Based on net assets of $4,885,498 and 970,000 shares outstanding                                  $          5.04
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


Statement of Operations

For the Year Ended April 30, 2006
Investment Income

       Dividends (net of $129,634 foreign withholding tax)                                                        $     1,827,622
       Interest from affiliates                                                                                           791,918
       Securities lending--net                                                                                            296,167
                                                                                                                  ---------------
       Total income                                                                                                     2,915,707
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     5,288,419
       Account maintenance and distribution fees--Class B                                            1,183,051
       Account maintenance and distribution fees--Class C                                              799,805
       Account maintenance fees--Class A                                                               415,265
       Transfer agent fees--Class A                                                                    304,922
       Transfer agent fees--Class I                                                                    295,282
       Transfer agent fees--Class B                                                                    248,649
       Accounting services                                                                             202,888
       Transfer agent fees--Class C                                                                    173,121
       Custodian fees                                                                                  128,395
       Professional fees                                                                                75,348
       Registration fees                                                                                63,147
       Printing and shareholder reports                                                                 56,026
       Directors' fees and expenses                                                                     44,595
       Account maintenance and distribution fees--Class R                                               17,228
       Pricing fees                                                                                      6,901
       Transfer agent fees--Class R                                                                      6,358
       Other                                                                                            39,295
                                                                                               ---------------
       Total expenses                                                                                                   9,348,695
                                                                                                                  ---------------
       Investment loss--net                                                                                           (6,432,988)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net (including $127,033 foreign capital gain tax)                           97,830,593
           Foreign currency transactions--net                                                        (350,240)
           Payment by affiliate                                                                        165,361         97,645,714
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net (including $80,563 deferred foreign capital gain tax)                  (5,751,204)
           Foreign currency transactions--net                                                         (49,232)        (5,800,436)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         91,845,278
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    85,412,290
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


Statements of Changes in Net Assets

                                                                                                     For the Year Ended April 30,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment loss--net                                                                    $   (6,432,988)    $   (7,680,053)
       Realized gain--net                                                                           97,645,714         28,495,750
       Change in unrealized appreciation/depreciation--net                                         (5,800,436)       (24,271,798)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                              85,412,290        (3,456,101)
                                                                                               ---------------    ---------------

Distributions to Shareholders

       Realized gain--net:
           Class A                                                                                (11,287,434)        (9,134,235)
           Class B                                                                                (10,211,998)       (11,655,113)
           Class C                                                                                 (6,879,317)        (6,066,998)
           Class I                                                                                (10,315,668)       (11,767,593)
           Class R                                                                                   (286,716)           (63,939)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from distributions to shareholders                    (38,981,133)       (38,687,878)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions                 3,436,185      (180,272,066)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                      49,867,342      (222,416,045)
       Beginning of year                                                                           477,774,857        700,190,902
                                                                                               ---------------    ---------------
       End of year*                                                                            $   527,642,199    $   477,774,857
                                                                                               ===============    ===============
           * Undistributed (accumulated) investment income (loss)--net                         $         2,907    $     (250,563)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                           For the Year Ended April 30,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     6.04    $     6.38   $     5.21   $     6.23   $     6.29
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net**                                          (.07)         (.07)        (.06)        (.05)        (.07)
       Realized and unrealized gain (loss)--net                         1.19           .10         1.23        (.97)          .24
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 1.12           .03         1.17       (1.02)          .17
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                      (.47)         (.37)           --           --        (.23)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     6.69    $     6.04   $     6.38   $     5.21   $     6.23
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                           18.61%++          .74%       22.46%     (16.37%)        2.78%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        1.55%         1.58%        1.55%        1.58%        1.52%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                           (.99%)       (1.13%)      (1.00%)      (1.04%)      (1.20%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  172,585    $  142,774   $  160,443   $  119,375   $  146,714
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                            120.32%       126.81%      141.46%      128.24%       81.36%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
           Merrill Lynch Investment Managers, L.P. (an affiliate).

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


Financial Highlights (continued)
                                                                                              Class B

The following per share data and ratios have been derived                           For the Year Ended April 30,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     4.57    $     4.96   $     4.08   $     4.91   $     5.05
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net**                                          (.09)         (.09)        (.08)        (.08)        (.10)
       Realized and unrealized gain (loss)--net                          .89           .07          .96        (.75)          .19
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .80         (.02)          .88        (.83)          .09
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                      (.44)         (.37)           --           --        (.23)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     4.93    $     4.57   $     4.96   $     4.08   $     4.91
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                           17.64%++        (.09%)       21.57%     (16.90%)        1.85%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        2.33%         2.36%        2.32%        2.36%        2.29%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                          (1.79%)       (1.91%)      (1.78%)      (1.83%)      (1.97%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  105,503    $  117,482   $  177,952   $  194,543   $  310,916
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                            120.32%       126.81%      141.46%      128.24%       81.36%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ In 2006, approximately .23% of the Fund's total investment return was attributable to a payment by
           Merrill Lynch Investment Managers, L.P. (an affiliate).

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


Financial Highlights (continued)
                                                                                              Class C

The following per share data and ratios have been derived                           For the Year Ended April 30,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     4.57    $     4.96   $     4.07   $     4.91   $     5.05
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net**                                          (.09)         (.09)        (.08)        (.08)        (.10)
       Realized and unrealized gain (loss)--net                          .88           .07          .97        (.76)          .19
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .79         (.02)          .89        (.84)          .09
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                      (.44)         (.37)           --           --        (.23)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     4.92    $     4.57   $     4.96   $     4.07   $     4.91
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                           17.50%++        (.09%)       21.87%     (17.11%)        1.85%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        2.33%         2.37%        2.33%        2.37%        2.30%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                          (1.77%)       (1.92%)      (1.79%)      (1.84%)      (1.99%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   85,553    $   68,743   $   85,753   $   76,606   $   98,994
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                            120.32%       126.81%      141.46%      128.24%       81.36%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
           Merrill Lynch Investment Managers, L.P. (an affiliate).

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


Financial Highlights (continued)
                                                                                              Class I

The following per share data and ratios have been derived                           For the Year Ended April 30,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     6.55    $     6.87   $     5.59   $     6.66   $     6.70
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net**                                          (.05)         (.06)        (.05)        (.04)        (.06)
       Realized and unrealized gain (loss)--net                         1.27           .11         1.33       (1.03)          .25
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 1.22           .05         1.28       (1.07)          .19
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                      (.48)         (.37)           --           --        (.23)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     7.29    $     6.55   $     6.87   $     5.59   $     6.66
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                           18.70%++          .99%       22.90%     (16.07%)        2.91%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        1.30%         1.33%        1.29%        1.33%        1.27%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                           (.75%)        (.88%)       (.75%)       (.79%)       (.95%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  159,116    $  146,922   $  275,570   $  244,217   $  311,288
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                            120.32%       126.81%      141.46%      128.24%       81.36%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

        ** Based on average shares outstanding.

        ++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
           Merrill Lynch Investment Managers, L.P. (an affiliate).

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


Financial Highlights (concluded)
                                                                                                 Class R

                                                                                                                  For the Period
                                                                                                                January 3, 2003++
The following per share data and ratios have been derived                       For the Year Ended April 30,       to April 30,
from information provided in the financial statements.                      2006           2005           2004         2003
Per Share Operating Performance

       Net asset value, beginning of period                               $     4.66     $     5.02     $     4.09     $     4.04
                                                                          ----------     ----------     ----------     ----------
       Investment loss--net**                                                  (.06)          (.06)          (.02)          (.01)
       Realized and unrealized gain--net                                         .90            .07            .95            .06
                                                                          ----------     ----------     ----------     ----------
       Total from investment operations                                          .84            .01            .93            .05
                                                                          ----------     ----------     ----------     ----------
       Less distributions from realized gain--net                              (.46)          (.37)             --             --
                                                                          ----------     ----------     ----------     ----------
       Net asset value, end of period                                     $     5.04     $     4.66     $     5.02     $     4.09
                                                                          ==========     ==========     ==========     ==========

Total Investment Return

       Based on net asset value per share                                 18.25%++++           .54%         22.74%     1.24%+++++
                                                                          ==========     ==========     ==========     ==========

Ratios to Average Net Assets

       Expenses                                                                1.80%          1.83%          1.73%       1.84%+++
                                                                          ==========     ==========     ==========     ==========
       Investment loss--net                                                  (1.20%)        (1.37%)        (1.15%)      (.36%)+++
                                                                          ==========     ==========     ==========     ==========

Supplemental Data

       Net assets, end of period (in thousands)                           $    4,885     $    1,853     $      473            --*
                                                                          ==========     ==========     ==========     ==========
       Portfolio turnover                                                    120.32%        126.81%        141.46%        128.24%
                                                                          ==========     ==========     ==========     ==========

         * Amount is less than $1,000.

        ** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
           Merrill Lynch Investment Managers, L.P. (an affiliate).

       +++ Annualized.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.
The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contacts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,686,458 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to net operating losses, foreign currency transactions and foreign taxes paid. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended April 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                     $ 12,558          $ 175,787
Class I                                     $    125          $   1,271


For the year ended April 30, 2006, MLPF&S received contingent deferred sales charges of $114,393 and $6,555 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2006, the Fund lent securities with a value of $11,475,952 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the year ended April 30, 2006, MLIM, LLC received $128,191 in securities lending agent fees.

In addition, MLPF&S received $381,847 in commissions on the execution of portfolio security transactions for the Fund for the year ended April 30, 2006.

MLIM reimbursed the Fund $165,361 as a result of an administrative error.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended April 30, 2006, the Fund reimbursed MLIM $11,515 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM U.K., ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2006 were $612,074,374 and $647,030,877, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $3,436,185 and $(180,272,066) for the years ended April 30, 2006 and
April 30, 2005, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                                      Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                5,209,230    $    35,351,422
Automatic conversion of shares             1,865,830         12,619,876
Shares issued to shareholders in
   reinvestment of distributions           1,482,227          9,897,213
                                     ---------------    ---------------
Total issued                               8,557,287         57,868,511
Shares redeemed                          (6,376,078)       (43,135,276)
                                     ---------------    ---------------
Net increase                               2,181,209    $    14,733,235
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended April 30, 2005                          Shares             Amount

Shares sold                                2,840,992    $    17,026,680
Automatic conversion of shares             2,538,742         15,235,649
Shares issued to shareholders in
   reinvestment of distributions           1,345,733          7,908,862
                                     ---------------    ---------------
Total issued                               6,725,467         40,171,191
Shares redeemed                          (8,228,619)       (49,224,908)
                                     ---------------    ---------------
Net decrease                             (1,503,152)    $   (9,053,717)
                                     ===============    ===============



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Notes to Financial Statements (continued)


Class B Shares for the Year                                      Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                2,540,095    $    12,808,840
Shares issued to shareholders in
   reinvestment of distributions           1,823,121          9,031,488
                                     ---------------    ---------------
Total issued                               4,363,216         21,840,328
                                     ---------------    ---------------
Shares redeemed                          (6,145,786)       (30,792,636)
Automatic conversion of shares           (2,504,306)       (12,619,876)
                                     ---------------    ---------------
Total redeemed                           (8,650,092)       (43,412,512)
                                     ---------------    ---------------
Net decrease                             (4,286,876)    $  (21,572,184)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended April 30, 2005                          Shares             Amount

Shares sold                                2,194,158    $    10,113,067
Shares issued to shareholders in
   reinvestment of distributions           2,296,589         10,280,937
                                     ---------------    ---------------
Total issued                               4,490,747         20,394,004
                                     ---------------    ---------------
Shares redeemed                         (11,362,052)       (51,790,118)
Automatic conversion of shares           (3,306,410)       (15,235,649)
                                     ---------------    ---------------
Total redeemed                          (14,668,462)       (67,025,767)
                                     ---------------    ---------------
Net decrease                            (10,177,715)    $  (46,631,763)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                4,355,082    $    22,039,665
Shares issued to shareholders in
   reinvestment of distributions           1,208,718          5,982,447
                                     ---------------    ---------------
Total issued                               5,563,800         28,022,112
Shares redeemed                          (3,227,561)       (16,165,790)
                                     ---------------    ---------------
Net increase                               2,336,239    $    11,856,322
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended April 30, 2005                          Shares             Amount

Shares sold                                1,680,859    $     7,724,596
Shares issued to shareholders in
   reinvestment of distributions           1,201,784          5,387,888
                                     ---------------    ---------------
Total issued                               2,882,643         13,112,484
Shares redeemed                          (5,132,233)       (23,414,159)
                                     ---------------    ---------------
Net decrease                             (2,249,590)    $  (10,301,675)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                1,980,252    $    14,623,037
Shares issued to shareholders in
   reinvestment of distributions           1,238,017          8,995,171
                                     ---------------    ---------------
Total issued                               3,218,269         23,618,208
Shares redeemed                          (3,840,068)       (28,130,597)
                                     ---------------    ---------------
Net decrease                               (621,799)    $   (4,512,389)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended April 30, 2005                          Shares             Amount

Shares sold                                2,119,737    $    13,738,441
Shares issued to shareholders in
   reinvestment of distributions           1,696,873         10,649,607
                                     ---------------    ---------------
Total issued                               3,816,610         24,388,048
Shares redeemed                         (21,504,553)      (140,059,954)
                                     ---------------    ---------------
Net decrease                            (17,687,943)    $ (115,671,906)
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                  813,812    $     4,173,316
Shares issued to shareholders in
   reinvestment of distributions              56,656            286,716
                                     ---------------    ---------------
Total issued                                 870,468          4,460,032
Shares redeemed                            (298,389)        (1,528,831)
                                     ---------------    ---------------
Net increase                                 572,079    $     2,931,201
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended April 30, 2005                          Shares             Amount

Shares sold                                  364,470    $     1,671,887
Shares issued to shareholders in
   reinvestment of distributions              13,862             63,939
                                     ---------------    ---------------
Total issued                                 378,332          1,735,826
Shares redeemed                             (74,722)          (348,831)
                                     ---------------    ---------------
Net increase                                 303,610    $     1,386,995
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended April 30, 2006. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Notes to Financial Statements (concluded)


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended April 30, 2006 and April 30, 2005 was as follows:


                                           4/30/2006          4/30/2005

Distributions paid from:
   Ordinary income                   $     6,200,040    $            --
   Net long-term capital gains            32,781,093         38,687,878
                                     ---------------    ---------------
Total taxable distributions          $    38,981,133    $    38,687,878
                                     ===============    ===============


As of April 30, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     2,649,994
Undistributed long-term capital gains--net                   62,187,441
                                                        ---------------
Total undistributed earnings--net                            64,837,435
Capital loss carryforward                                            --
Unrealized gains--net                                       97,927,323*
                                                        ---------------
Total accumulated earnings--net                         $   162,764,758
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2006,and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
June 20, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Healthcare Fund, Inc. to shareholders of record on December 14, 2005:

Qualified Dividend Income for Individuals                        11.40%*

Dividends Qualifying for the Dividends Received
Deduction for Corporations                                        7.46%*

Short-Term Capital Gain Dividends for
Non-U.S. Residents                                              100.00%**

 * The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


Additionally, the Fund distributed long-term capital gains of $.155995 per share to shareholders of record on July 21, 2005 and $.228661 per share to shareholders of record on December 14, 2005.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors

All but one member of the Fund's Board of Directors is a non-interested director as that term is defined in the Investment Company Act of 1940, whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund, and of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is an independent director and nominees to become independent directors are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. The Board and the Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the investment advisory agreement with respect to the Fund (the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered with respect to the Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution;
(b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to a retail offshore fund under a similar investment mandate. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, the services related to the valuation and pricing of portfolio holdings, allocation of brokerage fees of the Fund, the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund (including the related benefits to the Investment Adviser of "soft dollars"). The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in November 2005, the independent directors' and Board's review included the following:

The Investment Adviser's Services and Fund Performance--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared the Fund's performance - both including and excluding the effects of the fees and expenses of the Fund - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all retail and institutional health/biotechnology funds, for the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the first quintile for the one-year period, in the third quintile for the three-year period, and in the second quintile for the five-year period. The Board also considered the Fund's performance based on annualized yield and noted that the Fund's yield was in the first quintile for the one-year period ended August 31, 2005, in the fifth quintile for the prior year, in the third quintile for the one-year period ended August 31, 2003, and in the second quintile for the one-year periods ended August 31, 2002 and 2001. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviewed the investment objectives and strategies of the Fund. The Board discussed with senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board noted that Mr. Schreiber has more than 23 years, and Mr. Hodgson has more than nine years, of investment experience in analyzing and investing in equity securities. The Board concluded that the Investment Adviser and its investment staff and the Fund's management team have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to a retail offshore fund with a similar investment mandate. It was noted that the fees charged by the Investment Adviser to the retail client were higher than those being charged to the Fund. The Board noted that the Fund's actual and contractual management fees and actual total expenses including investment-related expenses were above the median of expenses of comparable funds as classified by Lipper. The Board concluded that the Fund's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.



MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006



Disclosure of Investment Advisory Agreement (concluded)


Profitability--The Board considered the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board noted that they would continue to seek information relating to economies of scale. The Board determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the Board of the Fund including all of the independent directors approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Funds        Served    Principal Occupation(s) During Past 5 Years     Director        Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to   President of the MLIM/FAM-advised funds since   131 Funds       None
P.O. Box 9011           and          present   2005; President of MLIM and FAM since 2001;     177 Portfolios
Princeton,              Director               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                  to 2001 and Senior Vice President from 1999
Age: 51                                        to 2001; President and Director of Princeton
                                               Services, Inc. ("Princeton Services") since 2001;
                                               President of Princeton Administrators, L.P.
                                               ("Princeton Administrators") since 2001; Chief
                                               Investment Officer of OppenheimerFunds, Inc.
                                               in 1999 and Executive Vice President thereof
                                               from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Director        Director
Independent Directors*


Ronald W. Forbes**      Director     2000 to    Professor Emeritus of Finance, School of       49 Funds        None
P.O. Box 9095                        present    Business, State University of New York at      50 Portfolios
Princeton,                                      Albany since 2000 and Professor thereof from
NJ 08543-9095                                   1989 to 2000; International Consultant, Urban
Age: 65                                         Institute, Washington D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     2000 to    Professor, Harvard Business School since       49 Funds        Newell
P.O. Box 9095                        present    1989; Associate Professor, J.L. Kellogg        50 Portfolios   Rubbermaid, Inc.
Princeton,                                      Graduate School of Management, Northwestern                    (manufacturing)
NJ 08543-9095                                   University from 1985 to 1989; Associate
Age: 53                                         Professor, Graduate School of Business
                                                Administration, University of Michigan from
                                                1979 to 1985; Director, Harvard Business
                                                School Publishing since 2005; Director,
                                                McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to    Self-employed consultant since 2001; Counsel   49 Funds        None
P.O. Box 9095                        present    of Alliance Capital Management (investment     50 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director
NJ 08543-9095                                   and Secretary of Sanford C. Bernstein & Co.,
Age: 60                                         Inc. (investment adviser/broker-dealer) from
                                                1997 to 2000; Secretary, Sanford C. Bernstein
                                                Fund, Inc. from 1994 to 2000; Director and
                                                Secretary of SCB, Inc. since 1998; Director
                                                and Secretary of SCB Partners, Inc. since 2000;
                                                and Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to    President, Middle East Institute, from 1995    49 Funds        None
P.O. Box 9095                        present    to 2001; Foreign Service Officer, United       50 Portfolios
Princeton,                                      States Foreign Service, from 1961 to 1995
NJ 08543-9095                                   and Career Minister from 1989 to 1995; Deputy
Age: 70                                         Inspector General, U.S. Department of State,
                                                from 1991 to 1994; U.S. Ambassador to the
                                                Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1983 to    Professor of Finance from 1984 to 1995,        49 Funds        Bowne & Co.,
P.O. Box 9095                        present    Dean from 1984 to 1993 and since 1995          50 Portfolios   Inc. (financial
Princeton,                                      Dean Emeritus of New York University                           printers);
NJ 08543-9095                                   Leonard N. Stern School of Business                            Vornado Realty
Age: 68                                         Administration.                                                Trust (real estate
                                                                                                               company);
                                                                                                               Alexander's, Inc.
                                                                                                               (real estate
                                                                                                               company)


Edward D. Zinbarg       Director     1994 to    Self-employed financial consultant since       48 Funds        None
P.O. Box 9095                        present    1994; Executive Vice President of the          48 Portfolios
Princeton,                                      Prudential Insurance Company of America from
NJ 08543-9095                                   1988 to 1994; Former Director of Prudential
Age: 71                                         Reinsurance Company and former Trustee of the
                                                Prudential Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present    Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and        since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer    1999 to    Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director
Age: 45                              present    of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of
                                                the IQ Funds since 2004.


Jordan C. Schreiber     Vice         1983 to    Managing Director of MLIM since 2000; Director of MLIM from 1997 to 2000.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 76


Jeffrey Hiller          Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Securities and Exchange Division of Enforcement in Washington,
                                                D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                        present    to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.



Custodian
JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH HEALTHCARE FUND, INC.                              APRIL 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending April 30, 2006 - $36,500
                                    Fiscal Year Ending April 30, 2005 - $36,000

           (b) Audit-Related Fees - Fiscal Year Ending April 30, 2006 - $0
                                    Fiscal Year Ending April 30, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending April 30, 2006 - $6,000
                                    Fiscal Year Ending April 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending April 30, 2006 - $0
                                    Fiscal Year Ending April 30, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending April 30, 2006 - $3,439,633
               Fiscal Year Ending April 30, 2005 - $9,780,582

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable


12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Healthcare Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: June 22, 2006